UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2019

BioDelivery Sciences International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31361	35-2089858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4131 ParkLake Ave., Suite #225 Raleigh, NC	27612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 919-582-9050

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Information.

On March 14, 2019, BioDelivery Sciences International, Inc. (the “Company”) issued a press release announcing its financial results for the year ended December 31, 2018 and providing an update on the Company’s business operations, recent accomplishments, financial and company highlights and anticipated milestones for year 2019. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release, dated March 14, 2019 announcing the Company’s financial results for the year ended December 31, 2018.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K, the press release included herein (and the conference call referred to in such press release), and any statements of representatives and partners of the Company related thereto contain, or may contain, among other things, certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve significant risks and uncertainties. Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “potential” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed in the Company’s filings with the Securities and Exchange Commission. Actual results (including, without limitation, the continued growth in revenue and BELBUCA prescription, and the implementation and success of our BELBUCA strategic plan) may differ significantly from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control). The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

ONSOLIS®, BUNAVAIL® and BELBUCA® are registered trademarks of the Company. BUNAVAIL and BELBUCA logos are trademarks owned by the Company. All other trademarks and tradenames are owned by their respective owners.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 14, 2019	BIODELIVERY SCIENCES INTERNATIONAL, INC.

	By:	/s/ Mary Theresa Coelho
Name: Mary Theresa Coelho
Title: Chief Financial Officer and Treasurer